                                                                    EXHIBIT 23.3

                             ACCOUNTANTS' CONSENT



The Partners
 ORBCOMM International Partners, L.P.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                                  KPMG Peat Marwick LLP

     Washington, DC
     August 28, 1996